SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                           May 23, 1997 (May 17, 1997)
                Date of Report (Date of earliest event reported)


                               DT INDUSTRIES, INC.
               (Exact name of registrant as specified in charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)


         0-23400                                         44-0537828
(Commission File Number)                    (I.R.S. Employer Identification No.)



             1949 East Sunshine, Suite 2-300, Springfield, MO 65804
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (417) 890-0102
              (registrant's telephone number, including area code)


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Item 5.  Other Events.

On May 17, 1997, the Board of Directors of DT Industries, Inc. (the "Company") elected James J. Kerley, retired vice chairman of Emerson Electric Co. and a board member since the Company's inception in 1992, Chairman of the Board. The Board also accepted the resignations of directors James C. Janning, president of Harbour Group Ltd. and the former Chairman of the Board and Samuel A. Hamacher, executive vice president of Harbour Group Industries, Inc., and appointed John
F. Logan, president of DT's Automation Group, and Graham L. Lewis, president of DT's Packaging Machinery Group, to take their respective positions on the Board of Directors.


Item 7.  Financial statements, pro forma financial information and exhibits

(a)      Press Release of the Company dated May 19, 1997.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          DT INDUSTRIES, INC.


Date:  May 23, 1997                  by   /s/  Bruce P. Erdel
                                          --------------------------------------
                                          Bruce P. Erdel
                                          Vice President - Finance and Secretary

                                  EXHIBIT INDEX

                                                             Page no. in
                                                             Sequential
Exhibit No.   Description                                    Numbering System
-----------   -----------                                    ----------------

   99         Press Release of the Company
              dated May 19, 1997.